SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2003

Metawave Communications Corporation
 (Exact name of Registrant as specified in its charter)

Delaware	0-24673	91-1673152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15231 NE 95th Street
Redmond, WA 98052
 (Address of principal executive offices)(zip code)

(425) 702-5600
 (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        Metawave Communications Corporation, a Delaware corporation (“Metawave Communications” or the"Company"), has filed its monthly operating report for the month of February 2003 (the “Monthly Report”) with the United States Bankruptcy Court for the Western District of Washington in Case No. 03-11272, portions of which are attached hereto as Exhibit 99.1. The Monthly Report was filed pursuant to Rule 2015 under the United States Bankruptcy Code, in connection with Metawave Communication’s voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

        The Company cautions readers not to place undue reliance upon the information contained in the Monthly Report. The Monthly Report contains information that has not been audited or reviewed by independent accountants, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws, which does not represent financial information in accordance with generally accepted accounting principles. Opening amounts on the UST-12, Comparative Balance Sheet were established as estimated recoverable values and estimated claims payable at the time of the Company's bankruptcy filing (January 31, 2003). There can be no assurance that the Monthly Report is complete. The Monthly Report also contains information for periods different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise the Monthly Report.

Item 7.               Financial Statements and Exhibits

(c) Exhibits. 99.1 Monthly Bankruptcy Report for the month of March 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWAVE COMMUNICATIONS CORPORATION (Registrant)

Date: April 22, 2003	By: /s/ Randy Scheer Randy Scheer Vice President of Finance

INDEX TO EXHIBITS
Exhibit Number	Description
99.1	Monthly Bankruptcy Report for the month of March 2003.

Exhibit 99.1

Metawave Communications Corporation
UST-12, Comparative Balance Sheet
Case Number 03-11272
unaudited

	February 28, 2003	March 31, 2003
ASSETS
Current Assets
Cash	508,478.79	730,240.19
Accounts Receivable (net)	147,810.63	19,848.66

Other Current Assets
Inventory	427,097.00	427,097.00
Insurance Recovery Receivable	813,308.22	663,308.22
Travel Advances	183.24	-
Other Receivables	251,818.59	225,601.86
Prepaid Insurance	299,581.22	188,622.64
Prepaid Legal Expenses	55,000.00	55,000.00
Total Other Current Assets	1,846,988.27	1,559,629.66
Total Current Assets	2,503,277.69	2,309,718.51
Fixed Assets
Equipment	203,500.00	203,500.00
Patents	1,300,000.00	1,300,000.00
Total Fixed Assets	1,503,500.00	1,503,500.00
Other Assets
Rent Deposits	47,427.50	38,640.50
TOTAL ASSETS	4,054,205.19	3,851,859.01

LIABILITIES EQUITY
Liabilities
Post-Petition Liabilities
Accounts Payable
Post - Accounts Payable	26,736.88	12374.17
Post - Accrued Legal Expense	1000,000.00	200,000.00
Post - Employee Benefits	81.33	6,512.68
Post - Payroll & Bonus Payable	-	40,260.66
Post - Taxes Payable	21,765.74	1,322.10
Total Post-Petition Liabilities	148,583.95	260,469.61

Pre-Petiton Liabilities
Unsecured Debt	1,471,494.10	1,471,494.10
Accrued Warranty Payable	250,000.00	-
Priority Debt
Employee Benefits	2,667.02	2,667.02
Taxes	586,471.15	586,471.15
Wages	61,059.76	61,059.76
Priority Debt	650,197.93	650,197.93
Secured Debt	478,237.08	473,049.76
Total Pre-Petition Liabilities	2,849,929.11	2,594,741.79
Total Liabilities	2,998,513.06	2,855,211.40

Equity
Preferred	20,000,073.80	20,000,073.80
Capital Stock	340,460,277.78	340,460,277.78
Opening Bal Equity	(359,366,979.45)	(359,366,979.45)
Total Equity	1,055,692.13	996,647.61
TOTAL LIABILITIES EQUITY	4,054,205.19	3,851,859.01

Metawave Communications Corporation
UST-13, Comparative Income Statement
Case Number 03-11272
unaudited

	Feb 03	Mar 03
Sales	22,903.00	-
Cost of Goods Sold	22,903.00	-
Gross Profit	-	-
Other Operating Expenses
Officers' Salaries	49,230.78	69,627.13
Other Salaries	30,698.62	52,503.78
Employee Benefits/Payroll Taxes	46,397.81	9,780.49
Insurance	111,064.83	110,958.58
Rent	12,800.50	9,057.00
General and Administrative	133,355.25	126,294.15
Total Other Operating Expenses	383,547.79	378,221.13
Net Operating Loss	(383,547.79)	(378,21.13)
Other Income	19,662.73	19,176.61
Gain on Change in Accounting Estimate - Accrued Waranty Payable	-	250,000.00
Loss on Change in Accounting Estimate - Insurance Recovery Receivable	-	(150,000.00)
Loss from Terminatation of Lease Agreements	(2,660,000.00)	(200,000.00)
Net Loss	(3,023,885.06)	(59,044.52)